                                                                  EXHIBIT 10.57


THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED, PLEDGED OR HYPOTHECATED OR EXERCISED UNLESS AND UNTIL SUCH WARRANT AND/OR SHARES OF COMMON STOCK IS REGISTERED UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY IS OBTAINED TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED. THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE OF THIS WARRANT ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER SET FORTH IN SECTIONS 4 AND 11 OF THIS WARRANT
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Warrant No. 1                                   Number of Shares: 65,000
                                                (subject to adjustment)
Date of Issuance: December 31, 1996


                                 HYBRIDON, INC.


                          Common Stock Purchase Warrant

                         (Void after December 31, 2001)


      Hybridon, Inc., a Delaware corporation (the "Company"), for value received, hereby certifies that Silicon Valley Bank (the "Bank"), or its registered assigns (the "Registered Holder"), is entitled, subject to the terms set forth below, upon exercise of this Warrant to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before December 31, 2001 at not later than 5:00 p.m. (Boston, Massachusetts time), sixty-five thousand (65,000) shares of Common Stock, $.001 par value per share, of the Company ("Common Stock"), at a purchase price of $6.90 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the "Warrant Shares" and the "Purchase Price," respectively. This Warrant is being issued by the Company in connection with the Loan and Security Agreement entered into between the Company and the Bank on the date hereof.

      1.    Exercise.

            (a) This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

            (b) Notwithstanding the provisions of subsection 1(a) above, the Registered Holder may, at its option, elect to pay some or all of the Purchase Price payable upon an exercise of this Warrant by cancelling a portion of this Warrant exercisable for such number of Warrant Shares as is determined by dividing (i) the total Purchase Price payable in respect of the number of Warrant Shares being purchased upon such exercise pursuant to this subsection 1(b) by (ii) the excess of the Fair Market Value (as defined below) per Warrant Share as of the effective date of exercise, as determined pursuant to subsection 1(e) below (the "Exercise Date"), over the Purchase Price per share. For example, if (A) this Warrant were exercisable for 100,000 Warrant Shares at an exercise price of $5.00 per share, (B) the Registered Holder wished to purchase 10,000 Warrant Shares upon exercise of this Warrant and (C) the Fair Market Value per Warrant Share as of the effective date of exercise was $15.00, then the Registered Holder could purchase 10,000 Warrant Shares upon exercise of this Warrant by electing to cancel a portion of this Warrant exercisable for 5,000 Warrant Shares ((10,000 x $5.00) / ($15.00 - $5.00)), and this Warrant would thereafter be exercisable for 85,000 Warrant Shares.

            (c) For purposes of this Warrant, the Fair Market Value per Warrant Share shall be determined as follows:

                  (i) If the Warrant Shares are listed on a national securities exchange, The Nasdaq Stock Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per Warrant Share shall be deemed to be the average closing price per Warrant Share thereon for the 10 trading days immediately preceding (and not including) the Exercise Date;

                  (ii) If the Warrant Shares are not listed on a national securities exchange, The Nasdaq Stock Market or another nationally recognized exchange or trading system as of the Exercise Date, the Fair Market Value per Warrant Share shall be reasonably determined in good faith by the Board of Directors of the Company.

            (d) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) above.

At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(e) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

            (e) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within 10 days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct:

                  (i) a certificate or certificates for the number of full Warrant Shares to which such Registered Holder shall be entitled upon such exercise plus, in lieu of any fractional share to which such Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

                  (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the sum of (A) the number of such shares purchased by the Registered Holder upon such exercise as provided in subsection 1(a) above and (B) the number of Warrant Shares (if any) covered by the portion of this Warrant cancelled in payment of the Purchase Price payable upon such exercise pursuant to subsection 1(b) above.

      2.    Adjustments.

            (a) If outstanding shares of the Company's Common Stock shall be subdivided into a greater number of shares or a dividend in Common Stock shall be paid in respect of Common Stock, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding shares of Common Stock shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

            (b) If there shall occur any capital reorganization or reclassification of the Company's Common Stock (other than a change in par value or a subdivision or combination as provided for in subsection 2(a) above), or any consolidation or merger of the Company with or into another corporation, or a transfer of all or substantially all of the assets of the Company, then, as part of any such reorganization, reclassification, consolidation, merger or sale, as the case may be, lawful provision shall be made so that the Registered Holder of this Warrant shall have the right thereafter to receive upon the exercise hereof the kind and amount of shares of stock or other securities or property which such Registered Holder would have been entitled to receive if, immediately prior to any such reorganization, reclassification, consolidation, merger or sale, as the case may be, such Registered Holder had held the number of shares of Common Stock which were then purchasable upon the exercise of this Warrant. In any such case, appropriate adjustment (as reasonably determined in good faith by the Board of Directors of the Company) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder of this Warrant, such that the provisions set forth in this Section 2 (including provisions with respect to adjustment of the Purchase Price) shall thereafter be applicable, as nearly as is reasonably practicable, in relation to any shares of stock or other securities or property thereafter deliverable upon the exercise of this Warrant.

            (c) When any adjustment is required to be made in the Purchase Price, the Company shall promptly mail to the Registered Holder a certificate setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment. Such certificate shall also set forth the kind and amount of stock or other securities or property into which this Warrant shall be exercisable following the occurrence of any of the events specified in subsection 2(a) or (b) above.

      3. Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall make an adjustment therefor in cash on the basis of the Fair Market Value per Warrant Share, as determined in accordance with subsection 1(c) above.

      4.    Requirements for Transfer.

            (a) This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Securities Act of 1933, as amended (the "Act"), or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

            (b) Each certificate representing Warrant Shares shall bear a legend substantially in the following form:

      "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

The foregoing legend shall be removed from the certificates representing any Warrant Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Act.

      5. No Impairment. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

      6. Liquidating Dividends. If the Company pays a dividend or makes a distribution on the Common Stock payable otherwise than in cash out of earnings or earned surplus (determined in accordance with generally accepted accounting principles) except for a stock dividend payable in shares of Common Stock (a "Liquidating Dividend"), then the Company will pay or distribute to the Registered Holder of this Warrant, upon the exercise hereof, in addition to the Warrant Shares purchased upon such exercise, the Liquidating Dividend which would have been paid to such Registered Holder if he had been the owner of record of such Warrant Shares immediately prior to the date on which a record is taken for such Liquidating Dividend or, if no record is taken, the date as of which the record holders of Common Stock entitled to such dividends or distribution are to be determined.

      7.    Notices of Record Date, etc.  In case:

            (a) the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

            (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the

Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company; or

            (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be mailed at least ten (10) days, or if such advance notice is not practicable, then such shorter period as may be practicable, prior to the record date or effective date for an event specified in subsection 7(a), (b) or (c).

      8. Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

      9. Exchange of Warrants. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Sections 4 and 11 hereof, issue and deliver to or upon the order of such Registered Holder, at the Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

      10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

      11.   Transfers, etc.

            (a) The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. Any Registered Holder may change its or his address as shown on the warrant register by written notice to the Company requesting such change.

            (b) Subject to the provisions of Section 4 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company.

            (c) Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if and when this Warrant is properly assigned in blank, the Company may (but shall not be obligated to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         12. Representations of the Registered Holder. The Registered Holder of this Warrant represents and warrants to the Company as follows:

            (a) Investment. The Registered Holder is acquiring this Warrant and the Warrant Shares issuable upon the exercise of this Warrant, for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same, except as otherwise may be permitted under applicable securities laws.

            (b) Authority. The Registered Holder has full power and authority to enter into and to perform this Warrant in accordance with its terms. The Registered Holder has not been organized, reorganized or recapitalized specifically for the purpose of investing in the Company.

            (c) Experience. The Registered Holder has made detailed inquiry concerning the Company, its business and its personnel; the officers of the Company have made available to the Registered Holder the opportunity to ask questions and receive answers concerning the terms and conditions of the this Warrant and the Warrant Shares and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information provided by the Company to the Registered Holder; and the Registered Holder has adequate net worth and means of providing for its current needs and personal contingencies to sustain a complete loss of its investment in the Company; the Registered Holder's overall commitment to investments which are not readily marketable is not disproportionate to its net worth and the Registered Holder's investment in this Warrant and the Warrant Shares issuable upon exercise of this Warrant will not cause such overall commitment to become excessive.

            (d) Accredited Investor. The Registered Holder is an Accredited Investor within the definition set forth in Rule 501(a) promulgated under the Securities Act.

         13. Giving of Notices, etc. All notices and other communications from the Company to the Registered Holder of this Warrant shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Registered Holder at the address set forth on the warrant register maintained by the Company, or (iii) upon confirmation of transmittal by telecopy to the Registered Holder, with a hard copy sent in accordance with the preceding clause (ii), to the telecopy number set forth on the warrant register maintained by the Company. All notices and other communications from the Registered Holder of this Warrant to the Company shall be in writing and shall be deemed effective (i) upon delivery by hand, (ii) two business days after deposit with an express courier service for delivery no later than two business days after such deposit, addressed to the Company at its principal office set forth below, or (iii) upon confirmation of transmittal by telecopy, with a hard copy sent in accordance with the preceding clause (ii), to the telecopy number of the Company set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below or change its telecopy number to a number other than as set forth below, it shall give prompt written notice to the Registered Holder of this Warrant in the manner prescribed herein, and thereafter all references in this Warrant to the location of its principal office or telecopy number at the particular time shall be as so specified in such notice.

         14. No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a stockholder of the Company.

         15. Change or Waiver. Any term of this Warrant may be changed or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought.

         16. Headings. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

      17. Governing Law. This Warrant will be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

[Corporate Seal]                          HYBRIDON, INC.


ATTEST:                                   By: /s/ Anthony J. Payne
                                              ---------------------------
                                          Title:_________________________

_______________________                   Address:  One Innovation Drive
                                                     Worcester, MA 01605

                                          Telecopy No.: (508) 752-7001


AGREED AND ACCEPTED:

SILICON VALLEY BANK


By:________________________

Title:_____________________

Address:___________________

        ___________________

Telecopy No.:______________

                                                                       EXHIBIT I


                                  PURCHASE FORM


To:_________________                                        Dated:______________


      The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby irrevocably elects to purchase _____ shares of the Common Stock covered by such Warrant and herewith makes payment of $____________, and/or pursuant to subsection 1(b) of such Warrant elects to cancel such portion of such Warrant exercisable for _______ Warrant Shares, representing the full purchase price for such shares at the price per share provided for in such Warrant.



      Signature:__________________________

      Address:____________________________

              ____________________________

                                                                  EXHIBIT II


                                ASSIGNMENT FORM


      FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock covered thereby set forth below, unto:

Name of Assignee              Address                 No. of Shares






Dated:______________    Signature:_______________________________

Dated:______________    Witness:_________________________________